UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2006

SENIOR HOUSING PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Organization)

001-15319	04-3445278
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-796-8350

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

Senior Housing Properties Trust, or the Company, has issued a press release stating that HRPT Properties Trust agreed to sell the 7,710,738 of the Company’s common shares of beneficial interest that it owns.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale is not permitted.

Item 9.01               Financial Statements and Exhibits.

(d)                                  Exhibits

1.1                                 Underwriting Agreement, dated March 21, 2006, among the Company, HRPT Properties Trust, and the underwriters named therein relating to the sale of 7,710,738 of the Company’s common shares of beneficial interest by HRPT Properties Trust.

8.1                                 Opinion of Sullivan & Worcester LLP as to tax matters.

23.1                           Consent of Sullivan & Worcester LLP (contained in Exhibit 8.1).

23.2                           Consent of Ernst & Young LLP.

99.1                           Press Release dated March 22, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENIOR HOUSING PROPERTIES TRUST

By:	/s/ John R. Hoadley
	Name:	John R. Hoadley
	Title:	Treasurer and Chief Financial Officer

Date:  March 22, 2006